SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


 Date of Report (Date of                                Commission File Number:
earliest event reported):

    OCTOBER 13, 2000                                            1-10210





                                  eGLOBE, INC.

             (Exact name of registrant as specified in its charter)

            DELAWARE                                       13-3486421
(State or other jurisdiction of                   (IRS Employer Identification
         incorporation)                                      Number)



                         1250 24TH STREET, NW, SUITE 725
                             WASHINGTON, D.C. 20037
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (202) 822-8981

          (Former name or former address, if changed since last report)
                                       NA
                                  eGLOBE, INC.


ITEM 5.  OTHER EVENTS

         By letter to eGlobe, Inc. (the "Company") dated October 13, 2000, Mr. Arnold Gumowitz, Co-Chairman of the Company's Board of Directors and a member of the Company's Board of Directors, has resigned his position as a member of the Company's Board of Directors, all positions as an officer and employment with the Company and its subsidiaries effective immediately. He had served as Co-Chairman since March 24, 2000.

         By letter to the Company dated October 13, 2000, Mr. Gary Gumowitz, a member of the Company's Board of Directors, has resigned his position as a member of the Company's Board of Directors effective immediately. He had served as a member of the Company's Board since March 24, 2000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  99.1 Press Release dated October 20, 2000, regarding the resignation of Mr. Arnold Gumowitz and Mr. Gary Gumowitz.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        eGLOBE, INC.


Date:  October 20, 2000                 By: /s/ David Skriloff
                                           -------------------
                                           David Skriloff
                                           Chief Financial Officer


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